Exhibit 21.1
SUBSIDIARIES

Entity	State of Formation
Black Bear Liquids LLC	Texas
Black Bear Liquids Marketing LLC	Texas
Black Bear Midstream Holdings LLC	Delaware
Black Bear Midstream LLC	Texas
Bluebonnet Resources, LLC	Delaware
BlueStone Natural Resources II, LLC	Texas
Breitburn Oklahoma LLC	Delaware
Breitburn Operating LP	Delaware
Breitburn Transpetco GP LLC	Delaware
Breitburn Transpetco LP LLC	Delaware
Canvas CO2 LLC	Oklahoma
Canvas Real Estate LLC	Oklahoma
Corsair Asset Holdings LLC	Delaware
Corsair Energy II LLC	Pennsylvania
Corsair Resources II LLC	Pennsylvania
Charles Energy, L.L.C.	Pennsylvania
Chesapeake Granite Wash Trust	Delaware
Chestnut Energy, L.L.C.	Pennsylvania
Coalfield Pipeline Company	Tennessee
Cranberry Pipeline Corporation	Delaware
Diversifed ABS IX Holdings LLC	Delaware
Diversified ABS III Upstream LLC	Pennsylvania
Diversified ABS LLC	Pennsylvania
Diversified ABS Phase II LLC	Pennsylvania
Diversified ABS Phase IV Holdings LLC	Delaware
Diversified ABS Phase IV LLC	Delaware

Exhibit 21.1

Diversified ABS Phase VI Holdings LLC	Delaware
Diversified ABS Phase VI LLC	Delaware
Diversified ABS Phase X LLC	Pennsylvania
Diversified ABS V Upstream LLC	Pennsylvania
Diversified ABS VI Upstream LLC	Pennsylvania
Diversified ABS VIII Holdings LLC	Delaware
Diversified ABS VIII LLC	Delaware
Diversified ABS X Holdings LLC	Delaware
Diversified ABS X LLC	Delaware
Diversified Energy Company	Delaware
Diversified Energy Company LLC	Delaware
Diversified Energy Company Limited	U.K. (Wales)
Diversified Energy Group LLC	Delaware
Diversified Energy Marketing, LLC	Alabama
Diversified Gas & Oil Corporation	Delaware
Diversified Midstream LLC	Pennsylvania
Diversified Midstream LLC	Pennsylvania
DM Bluebonnet LLC	Texas
DM Mountaineer Holdings LLC	Delaware
DM Pennsylvania Holdco LLC	Pennsylvania
DM Yellowjacket HoldCo LLC	Delaware
DP Sovereignty LLC	Pennsylvania
DP American Pharoah LLC	Pennsylvania
DP Bluegrass LLC	Pennsylvania
DP Derby Run LLC	Delaware
DP Keeneland Mile LLC	Delaware
DP Legacy Central LLC	Pennsylvania
DP Legacy Tapstone LLC	Pennsylvania
DP Lion Equity Holdco LLC	Delaware

Exhibit 21.1

DP Lion Holdco LLC	Delaware
DP Mustang Holdco LLC	Delaware
DP Ponies LLC	Pennsylvania
DP RBL Co LLC	Delaware
DP Seabiscuit LLC	Pennsylvania
DP Secretariat LLC	Pennsylvania
DP Tapstone Energy Holdings, LLC	Delaware
DP Yellowjacket HoldCo LLC	Delaware
EnergySolutions AI LLC	Oklahoma
Giant Land, LLC	Oklahoma
GTG Pipeline LLC	Virginia
Link Land, LLC	Oklahoma
Maverick ABS Holdco, LLC	Delaware
Maverick Asset Holdings LLC	Delaware
Maverick Natural Resources II LLC	Delaware
Maverick Natural Resources LLC	Delaware
Maverick Operating GP LLC	Delaware
Maverick Permian Agent Corp	Delaware
Maverick Permian LLC	Delaware
Maverick Services LLC	Delaware
Midpoint Midstream, LLC	Colorado
MNR ABS Agent Corp	Delaware
MNR ABS Holdings I, LLC	Delaware
MNR ABS Issuer I, LLC	Delaware
Next LVL Energy, LLC	Pennsylvania
Oaktree ABS VI Upstream LLC	Delaware
OCM Denali Holdings, LLC	Delaware
Old Faithful Land LLC	Oklahoma
Phoenix Production Company	Wyoming

Exhibit 21.1

Riverside Land, LLC	Oklahoma
Sooner State Joint ABS Holdings LLC	Delaware
Splendid Land, LLC	Oklahoma
Trabajo Energy, L.L.C.	Pennsylvania
Transpetco Pipeline Company, LP	Delaware
Unbridled Agent Corp	Delaware
Unbridled Resources, LLC	Delaware
Wheeler Midstream, LLC	Delaware
Ranger SubCo LLC	Delaware